SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                (Amendment No.)


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Check the appropriate box:

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[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           Franklin Universal Trust
                (Name of Registrant as Specified In Its Charter)

                           Franklin Universal Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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     paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)   Amount Previously Paid:

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                            FRANKLIN UNIVERSAL TRUST

                        IMPORTANT SHAREHOLDER INFORMATION



These materials are for the annual shareholders' meeting scheduled for Thursday, February 14, 2002 at 1:00 p.m. Pacific time. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendation on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).


                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.


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                            FRANKLIN UNIVERSAL TRUST

              NOTICE OF 2002 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting ("Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California, 94403 on Thursday, February 14, 2002 at 1:00 p.m. Pacific time.

During the Meeting, shareholders of the Fund will vote on the following proposal:

o     The election of a Board of Trustees of the Fund


The Board of Trustees has fixed December 14, 2001 as the record date for the determination of shareholders entitled to vote at the Meeting.

                                 By Order of the Board of Trustees,


                                 Murray L. Simpson

                                 SECRETARY


San Mateo, California
Dated: January 10, 2002

























PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE (OR RETURN YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, IF YOU ARE ELIGIBLE TO DO SO) REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


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                            FRANKLIN UNIVERSAL TRUST

                                 PROXY STATEMENT

   INFORMATION ABOUT VOTING:

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on December 14, 2001 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 10, 2002.

   On what issues am I being asked to vote?

   You are being asked to vote on one proposal:

        o    The election of nine nominees to the position of Trustee;

   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of the nine nominees to the position of trustee.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the nominees for Trustee.

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

   THE PROPOSAL:  ELECTION OF TRUSTEES

   WHO ARE THE NOMINEES?

   Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, and Gordon S. Macklin have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. All of the nominees are currently members of the Board of Trustees (the "Board"). In addition, all of the current nominees are also directors and/or trustees of other U.S. registered mutual funds of Franklin Templeton Investments (collectively "Franklin Templeton funds.")

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.9% and 14.6%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, the Chairman of the Board of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund, are brothers.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee, is a brief description of recent professional experience, ownership of shares of the Fund and shares of all Franklin Templeton funds.


                                                                    Shares
                                                 Fund Shares     Beneficially
                                                 Beneficially      Owned of
                                                 Owned and %       Franklin
Name and Offices      Principal Occupation         of Total      Templeton funds
with the Fund         During Past Five Years     Outstanding       (including
                      and Age                     Shares on      the Fund)as of
                                                 November 30,     November 30,
                                                    2001              2001
-------------------------------------------------------------------------------

FRANK H. ABBOTT, III  President and Director,        None          1,111,964
TRUSTEE SINCE 1988    Abbott Corporation (an
                      investment company);
                      director or trustee, as
                      the case may be, of 28 of
                      the investment companies in
                      Franklin Templeton
                      Investments; and formerly,
                      Director, MotherLode Gold
                      Mines Consolidated (gold
                      mining) (until 1996) and
                      Vacu-Dry Co. (food
                      processing) (until 1996).
                      Age 80.


HARRIS J. ASHTON      Director, RBC Holdings,        1,352           503,780
TRUSTEE SINCE 1988    Inc. (bank holding
                      company) and Bar-S Foods
                      (meat packing company);
                      director or trustee, as
                      the case may be, of 48 of
                      the investment companies
                      in Franklin Templeton
                      Investments; and
                      formerly, President,
                      Chief Executive Officer
                      and Chairman of the
                      Board, General Host
                      Corporation (nursery and
                      craft centers) (until
                      1998).  Age 69.

ROBERT F. CARLSON     Vice President and past         None         166,588
TRUSTEE SINCE 2000    President, Board of
                      Administration,
                      California Public
                      Employees Retirement
                      Systems (CALPERS);
                      director or trustee, as
                      the case may be, of 12 of
                      the investment companies
                      in Franklin Templeton
                      Investments; and
                      formerly, member and
                      Chairman of the Board,
                      Sutter Community
                      Hospitals, member,
                      Corporate Board, Blue
                      Shield of California, and
                      Chief Counsel, California
                      Department of
                      Transportation.
                      Age 73.

S. JOSEPH FORTUNATO   Member of the law firm of      2,365         832,249
TRUSTEE SINCE 1989    Pitney, Hardin, Kipp &
                      Szuch; and director or
                      trustee, as the case may
                      be, of 49 of the
                      investment companies in
                      Franklin Templeton
                      Investments.  Age 69.

*EDWARD B. JAMIESON   Executive Vice President       None          236,486
PRESIDENT AND         and Portfolio Manager,
TRUSTEE               Franklin Advisers, Inc.;
SINCE 1993            officer of other
                      subsidiaries of Franklin
                      Resources, Inc.; and
                      officer and trustee of
                      five of the investment
                      companies in Franklin
                      Templeton Investments.
                      Age 53.


*CHARLES B. JOHNSON   Chairman of the Board,         1,000        9,052,193
CHAIRMAN OF THE       Chief Executive Officer,
BOARD SINCE 1993 AND  Member - Office of the
TRUSTEE SINCE 1988    Chairman and Director,
                      Franklin Resources, Inc.;
                      Vice President, Franklin
                      Templeton Distributors,
                      Inc.; and officer and/or
                      director or trustee, as
                      the case may be, of most
                      of the other subsidiaries
                      of Franklin Resources,
                      Inc. and of 48 of the
                      investment companies in
                      Franklin Templeton
                      Investments. Age 68.

*RUPERT H. JOHNSON,   Vice Chairman, Member -        1,000       28,851,821
JR.                   Office of the Chairman
SENIOR VICE           and Director, Franklin
PRESIDENT AND         Resources, Inc.; Vice
TRUSTEE SINCE 1988    President and Director,
                      Franklin Templeton
                      Distributors, Inc.;
                      Director, Franklin
                      Advisers, Inc. and
                      Franklin Investment
                      Advisory Services, Inc.;
                      Senior Vice President,
                      Franklin Advisory
                      Services, LLC; and
                      officer and/or director
                      or trustee, as the case
                      may be, of most of the
                      other subsidiaries of
                      Franklin Resources, Inc.
                      and of 51 of the
                      investment companies in
                      Franklin Templeton
                      Investments.
                      Age 61.

FRANK W.T. LAHAYE     President, Las Olas             2,378         648,613
TRUSTEE SINCE 1988    (Asset Management);
                      Director, The California
                      Center for Land Recycling
                      (redevelopment); director
                      or trustee, as the case may
                      be, of 28 of the investment
                      companies in Franklin
                      Templeton Investments; and
                      formerly, Chairman, Peregrine
                      Venture Management Company
                      (venture capital); General
                      Partner, Miller & LaHaye and
                      Peregrine Associates, the
                      general partners of Peregrine
                      Venture funds. Age 72.

GORDON S. MACKLIN     Deputy Chairman, White          None         464,402
TRUSTEE SINCE 1993    Mountains Insurance
                      Group, Ltd. (holding
                      company); Director,
                      Martek Biosciences
                      Corporation, WorldCom,
                      Inc. (communications
                      services), MedImmune,
                      Inc. (biotechnology),
                      Overstock.com (Internet
                      services), and Spacehab,
                      Inc. (aerospace
                      services); director or
                      trustee, as the case may
                      be, of 48 of the
                      investment companies in
                      Franklin Templeton
                      Investments; and
                      formerly, Chairman, White
                      River Corporation
                      (financial services)
                      (until 1998) and
                      Hambrecht & Quist Group
                      (investment banking)
                      (until 1992), and
                      President, National
                      Association of Securities
                      Dealers, Inc. (until
                      1987).  Age 73.

------------------------------------------------------------------------


   *Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Edward B. Jamieson is an interested person due to his employment affiliation with Resources. Mr. Charles B. Johnson and Mr. Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources, their employment affiliation with Resources and their positions with the Fund. The remaining Trustees of the Fund are not interested persons of the Fund (the "Independent Trustees").
   **Less than 1% of the outstanding shares of the Fund.

   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $225 per month plus $120 per meeting attended. Board members who serve on the Audit Committee of the Fund and other Franklin Templeton funds are paid by the Fund an aggregate per diem compensation of $2,000 for attending a meeting of the Audit Committee on a day when a Board meeting is not held.

   During the fiscal year ended August 31, 2001, there were 11 meetings of the Board and two meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. There was 100% attendance at the meetings of the Audit Committee.

   Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                                                  NUMBER OF
                                             TOTAL FEES       BOARDS WITHIN THE
                            AGGREGATE     RECEIVED FROM THE   FRANKLIN TEMPLETON
                          COMPENSATION    FRANKLIN TEMPLETON    FUNDS ON WHICH
   NAME OF TRUSTEE        FROM THE FUND*       FUNDS**        TRUSTEE SERVES***
-------------------------------------------------------------------------------
   Frank H. Abbott, III      $3,109          $163,675               28
   Harris J. Ashton           3,212           353,221               48
   Robert F. Carlson          4,020            93,240               12
   S. Joseph Fortunato        3,004           352,380               49
   Frank W.T. LaHaye          3,109           154,197               28
   Gordon S. Macklin          3,212           353,221               48

   *For the fiscal year ended August 31, 2001.
   **For the calendar year ended December 31, 2001
   ***We base the number of boards on the number of registered Franklin Templeton funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton funds currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

   The table above indicates the total fees paid to Trustees by the Fund individually and all of the Franklin Templeton funds. These Trustees also serve as directors or trustees of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   OFFICERS OF THE FUND ARE APPOINTED BY THE TRUSTEES AND SERVE AT THE PLEASURE OF THE BOARD. LISTED BELOW, FOR EACH EXECUTIVE OFFICER, IS A BRIEF DESCRIPTION OF RECENT PROFESSIONAL EXPERIENCE:


Name and Offices with the Fund        Principal Occupation During Past
                                      Five Years and Age
---------------------------------------------------------------------------
HARMON E. BURNS                       Vice Chairman, Member - Office of
VICE PRESIDENT SINCE 1988             the Chairman and Director, Franklin
                                      Resources, Inc.; Vice President and
                                      Director, Franklin Templeton
                                      Distributors, Inc.; Executive Vice
                                      President, Franklin Advisers, Inc.;
                                      Director, Franklin Investment
                                      Advisory Services, Inc.; and
                                      officer and/or director or trustee,
                                      as the case may be, of most of the
                                      other subsidiaries of Franklin
                                      Resources, Inc. and of 51 of the
                                      investment companies in Franklin
                                      Templeton Investments.  Age 56.

MARTIN L. FLANAGAN                    President, Member - Office of the
VICE PRESIDENT AND CHIEF FINANCIAL    President, Chief Financial Officer
OFFICER SINCE 1995                    and Chief Operating Officer,
                                      Franklin Resources, Inc.; Senior Vice
                                      President and Chief Financial Officer,
                                      Franklin Mutual Advisers, LLC; Executive
                                      Vice President, Chief Financial Officer
                                      and Director, Templeton Worldwide, Inc.;
                                      Executive Vice President and Chief
                                      Operating Officer, Templeton Investment
                                      Counsel, LLC; Executive Vice President and
                                      Director, Franklin Advisers, Inc.;
                                      Executive Vice President, Franklin
                                      Investment Advisory Services, Inc. and
                                      Franklin Templeton Investor Services, LLC;
                                      Chief Financial Officer, Franklin Advisory
                                      Services, LLC; Chairman, Franklin
                                      Templeton Services, LLC; officer and/or
                                      director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments. Age 41.

DAVID GOSS                            Associate General Counsel, Franklin
VICE PRESIDENT SINCE 2000             Templeton Investments; President,
                                      Chief Executive Officer and
                                      Director, Property Resources, Inc.
                                      and Franklin Properties, Inc.;
                                      officer and director of some of the
                                      other subsidiaries of Franklin
                                      Resources, Inc.; officer of 52 of
                                      the investment companies in
                                      Franklin Templeton Investments; and
                                      FORMERLY, President, Chief
                                      Executive Officer and Director,
                                      Franklin Real Estate Income Fund
                                      and Franklin Advantage Real Estate
                                      Income Fund (until 1996), Property
                                      Resources Equity Trust (until 1999)
                                      and Franklin Select Realty
                                      Trust(until 2000). Age 54.

BARBARA J. GREEN                      Vice President and Deputy General
VICE PRESIDENT SINCE 2000             Counsel, Franklin Resources, Inc.;
                                      Senior Vice President, Templeton
                                      Worldwide, Inc.; officer of 52 of
                                      the investment companies in
                                      Franklin Templeton Investments; and
                                      FORMERLY, Deputy Director, Division
                                      of Investment Management, Executive
                                      Assistant and Senior Advisor to the
                                      Chairman, Counselor to the
                                      Chairman, Special Counsel and
                                      Attorney Fellow, U.S. Securities
                                      and Exchange Commission
                                      (1986-1995), Attorney, Rogers &
                                      Wells (until 1986), and Judicial
                                      Clerk, U.S. District Court
                                      (District of Massachusetts) (until
                                      1979). Age 54.

EDWARD B. JAMIESON                    See Proposal 1, "Election of
PRESIDENT AND TRUSTEE SINCE 1993      Trustees"

CHARLES B. JOHNSON                    See Proposal 1, "Election of
CHAIRMAN OF THE BOARD SINCE 1993 AND  Trustees"
TRUSTEE SINCE 1988

RUPERT H. JOHNSON, JR.                See Proposal 1, "Election of
SENIOR VICE PRESIDENT AND TRUSTEE     Trustees"
SINCE 1988

EDWARD V. MCVEY                       Senior Vice President, Franklin
VICE PRESIDENT SINCE 1988             Templeton Distributors, Inc.;
                                      officer of one of the other
                                      subsidiaries of Franklin Resources,
                                      Inc. and of 29 of the investment
                                      companies in Franklin Templeton
                                      Investments.  Age 64.

KIMBERLEY MONASTERIO                  Senior Vice President, Franklin
TREASURER AND PRINCIPAL               Templeton Services, LLC; and
ACCOUNTING OFFICER SINCE 1999         officer of 33 of the investment
                                      companies in Franklin Templeton
                                      Investments.  Age 38.

MURRAY L. SIMPSON                     Executive Vice President and
VICE PRESIDENT & SECRETARY SINCE      General Counsel, Franklin
2000                                  Resources, Inc.; officer and/or
                                      director of some of the
                                      subsidiaries of Franklin Resources,
                                      Inc.; officer of 52 of the
                                      investment companies in Franklin
                                      Templeton Investments; and
                                      formerly, Chief Executive Officer
                                      and Managing Director, Templeton
                                      Franklin Investment Services (Asia)
                                      Limited (until 2000) and Director,
                                      Templeton Asset Management Ltd.
                                      (until 1999). Age 64.

   INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc. ("Advisers"), whose principal address is One Franklin Parkway, San Mateo, California 94403. Advisers is a wholly owned subsidiary of Resources, a publicly owned holding company.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions for the Fund. FT Services is a wholly owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC, Inc., P.O. Box 8030,
   Boston, MA 02266-8030.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated August 31, 2001, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of December 14, 2001, the Fund had 27,261,626.903 shares outstanding and total net assets of $186,379,065.29. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 31, 2001, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of December 31, 2001, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. LaHaye (Chairman), Abbott and Carlson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended August 31, 2001 were $29,500.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended December 3l, 2001 to the Fund or entities affiliated with the Fund that provide services to the Fund. The Audit Committee of the Fund has determined that provision of these services is compatible with maintaining the independence of PwC.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended August 31, 2001 were $970. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

   AUDIT COMMITTEE REPORT. The Fund's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit "A" to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PricewaterhouseCoopers LLP, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1. The Audit Committee also received the report of PricewaterhouseCoopers LLP regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PricewaterhouseCoopers LLP, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing principles; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001 for filing with the SEC.

                                    THE AUDIT COMMITTEE
                                    Frank W.T. LaHaye (Chairman)
                                    Frank H. Abbott, III
                                    Robert F. Carlson



   FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the election of Trustees, requires that the nine nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies for a period or periods of not more than 60 days in the aggregate. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next Annual Shareholders' Meeting will be held in February 2003. Shareholder proposals to be presented at the next Annual Shareholders' Meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, CA 94403, no later than November 1, 2002, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2003 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices, of such proposal by December 1, 2002. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2003 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.


                                 By order of the Board of Trustees,

                                 Murray L. Simpson

                                 SECRETARY


   Dated: January 10, 2002
   San Mateo, California

                                    EXHIBIT A
                             AUDIT COMMITTEE CHARTER

       FOR FRANKLIN UNIVERSAL TRUST AND FRANKLIN MULTI-INCOME TRUST

1. The Audit Committee for Franklin Multi-Income Trust and Franklin Universal Trust (the "Funds") shall be composed entirely of independent directors and shall consist of not less than three such directors. Independent Directors shall mean non-interested directors/trustees as defined in the Investment Company Act of 1940 (the "Act") and who meet the requirements of Independence provided in Section 303 of Section 3 of the NYSE Listed Company Manual, as set forth in greater detail in Exhibit A hereto. Audit Committee members for each Fund shall be selected by a majority of the Independent Directors of such Fund.

      It shall be a premise of this Charter that the outside auditor for the Fund is ultimately accountable to the Board of Trustees and the audit committee of the Fund.

2.    The purposes of the Audit Committee are:

        (a) assure that outside auditors have been engaged to review such annual and interim financial statements of the Fund as may from time to time be required to be reviewed by outside auditors by rule of the SEC or of the NYSE;

        (b) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

        (c) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

        (d) to act as a liaison between the Funds' independent auditors and the full Board of Directors; and

        (e) to consider such other matters as may be appropriate in carrying out the above responsibilities and other matters that may be assigned it by the Board.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. It is also recognized that the Boards of the Funds normally meet on a monthly basis and that actions, including those required of independent directors under the Act, which impact on the integrity of the Funds financial and other operations, may be effected at such Board meetings rather than at meetings of the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers;

        (a) to recommend to the Board of Trustees, the selection, retention or termination of auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement) and, in connection therewith,

        (b) to evaluate the independence of the auditors, by assuring receipt and review on a periodic basis, of a formal written statement from the outside auditor, delineating all relationships between the auditor and the Fund and its management; by actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. If necessary, by recommending that the Board of Trustees take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditor's independence,

        (c) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
             (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

        (d) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

        (e) to review the fee arrangements of the independent auditors as negotiated by management;

        (f) to investigate improprieties or suspected improprieties in fund operations; and

        (g) to report its activities to the full Board and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall have unrestricted access to the Funds' independent accountants as well as the Funds' treasurer and other financial and executive officers of the Funds and management.

5. The Committee shall meet as frequently as circumstances require with at least one meeting being held with the Funds' independent auditors absent the presence of management.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                 EXHIBIT A TO THE AUDIT COMMITTEE CHARTER
                 REQUIREMENTS FOR AUDIT COMMITTEE MEMBERS

   FINANCIAL LITERACY - Each member of the audit committee shall be financially literate (or become so within a reasonable period time after appointment) as determined by the Fund's Board of Trustees in its business judgment. At least one member of the audit committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

   INDEPENDENCE. The following restrictions shall apply to every audit committee member:

        (A) Employees. A director who is an employee (including non-employee executive officers) of the company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor.

        (B) Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or (ii) who has a direct business relationship with the company (e.g., a consultant) may serve on the audit committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated.


        "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the audit committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the company.

        (C) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the company's executives serves on that corporation's compensation committee may not serve on the audit committee.

        (D) Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the audit committee until three years following the termination of such employment relationship

        (E) Notwithstanding the requirements set forth above, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the company or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the audit committee if the company's board of directors determines in its business judgment that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

   DEFINITIONS

   (A) "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

   (B) "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

   (C) "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.


                                      PROXY

                           FRANKLIN UNIVERSAL TRUST

               ANNUAL SHAREHOLDERS' MEETING - FEBRUARY 14, 2002

        The undersigned hereby revokes all previous proxies for his or her shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Murray Simpson, Barbara Green, and David Goss and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at One Franklin Parkway, San Mateo, California at 1:00 p.m. Pacific Time on the 14th day of February, 2002, including any adjournments thereof, upon such business as may properly be brought before the meeting.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEES). IF ANY OTHER
MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXYHOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
  SIDE                                                              SIDE

X     PLEASE MARK VOTES
      AS IN THIS EXAMPLE.

Proposal:  Election of Trustees.

NOMINEES:  (01) Frank H. Abbott, III, (02) Harris J. Ashton,
           (03) Robert F. Carlson, (04) S. Joseph Fortunato,
           (05) Edward B. Jamieson, (06) Charles B. Johnson,
           (07) Rupert H. Johnson, Jr., (08) Frank W.T. LaHaye,
           (09) Gordon S. Macklin


          FOR                      WITHHOLD
          ALL                      FROM ALL
        NOMINEES                   NOMINEES

         [ ]                         [ ]

      ------------------------------------------------------------
      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                           MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [ ]

                           PLEASE SIGN AND PROMPTLY RETURN IN THE
                           ACCOMPANYING  ENVELOPE.  NO POSTAGE IS
                           REQUIRED IF MAILED IN THE U.S.

                                NOTE: Please sign exactly as your name appears on this proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

Signature:  __________________________  Date:  ________________
Signature:  __________________________  Date:  ________________